UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03479

Franklin New York Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter

May 31, 2017

Franklin New York Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

Overall, the 12 months ended May 31, 2017, benefited from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. The U.S. job market remained healthy as the unemployment rate declined.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%. In March, the Fed raised its target range 0.25% for the second time in three months to 0.75%–1.00%. The 10-year U.S. Treasury yield began the period at 1.84% and rose to 2.21% at period-end. Fixed income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had a +1.58% total return for the 12 months ended May 31, 2017.1 Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a +1.46% total return for the 12-month period.1

A couple of weeks after the end of the reporting period, the Fed raised its target range a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity.

In addition, Franklin New York Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and discussions from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin New York Tax-Free Income Fund

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of May 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin New York Tax-Free Income Fund

This annual report for Franklin New York Tax-Free Income Fund covers the fiscal year ended May 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York state personal income taxes, and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.54 on May 31, 2016, to $11.20 on May 31, 2017. The Fund’s Class A shares paid dividends totaling 39.82 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.42% based on an annualization of May’s 3.33 cent per share dividend and the maximum offering price of $11.70 on May 31, 2017. An investor in the 2017 maximum combined effective federal and New York state and City personal income tax bracket of 51.07% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.99% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during most of the period. Although higher yields occurred toward the end of 2016, yields have generally moved lower in 2017. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Credit Quality Composition*

5/31/17

Ratings	% of Total Investments
AAA	20.88%
AA	52.28%
A	12.38%
BBB	0.19%
Below Investment Grade	1.59%
Refunded	12.09%
Not Rated	0.59%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market, but underperformed U.S. stock markets during the 12-month period ended May 31, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +1.46% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a 0.00% total return.3 U.S. equities, as represented by the Standard & Poor’s® 500 Index,

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

outperformed both municipals and U.S. Treasuries with a +17.47% total return for the reporting period.3

Dividend Distributions*

6/1/16–5/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
June	3.44	2.90	3.53
July	3.44	2.90	3.53
August	3.29	2.75	3.38
September	3.29	2.75	3.38
October	3.29	2.75	3.38
November	3.29	2.75	3.38
December	3.29	2.76	3.38
January	3.29	2.76	3.38
February	3.29	2.76	3.38
March	3.29	2.77	3.38
April	3.29	2.77	3.38
May	3.33	2.81	3.42
Total	39.82	33.43	40.90

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Donald Trump’s U.S. presidential victory in November shocked financial markets and pushed U.S. equities to all-time highs on the promise of lower taxes, deregulation and significant infrastructure spending. These same factors stoked fears among bond investors of inflation and higher interest rates. As a result, both the municipal bond market and U.S. Treasury market sold off sharply immediately following the election. Fixed income markets quickly stabilized, however, and generated positive returns from December through the end of the reporting period.

The election also resulted in Republican control of both the White House and Congress, marking the first time in six years that one party has controlled both the Executive and Legislative branches. Many forecasters believe the Trump presidency could usher in a new era of higher growth for the U.S. economy. As of period-end, however, there are still more questions than answers about the new administration’s ability to implement its agenda and the timing of any related legislation.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% two times during the reporting period: once in December and again in March. The target range of the federal funds rate currently stands at 0.75%–1.00%. The

Fed also increased the discount rate by 0.25% to 1.50% in March. After raising its target range by 0.25% just once in both 2015 and 2016, in March the Fed indicated that it expects three such increases in 2017. In its March press release, the central bank cited expanding economic activity and strong labor markets, while noting that monetary policy will remain accommodative until its desired 2% inflation target is attained.

Investors displayed a healthy appetite for risky assets through most of the period. Municipal bonds with shorter maturities generally performed better than bonds with longer maturities and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +4.60% total return for the period and the Bloomberg Barclays Municipal Long (22+ Years) Bond Index returned +1.45%.3

Approximately $374 billion in municipal bonds were issued over the past 12 months. However, this was offset by the approximately $350 billion in municipal bonds that either matured or were called out of the market, making net supply slightly positive for the period at $24 billion.4 This net positive supply picture created a somewhat weaker technical backdrop that contributed to tepid returns for the period.

Overall, benchmark 10-year and 30-year tax-exempt interest rates ended the period higher than where they began, despite touching record low levels in July. Bond prices will decline as interest rates rise, impacting total return performance. However, bouts of volatility such as the one experienced following the election provide opportunities for Franklin Templeton’s actively managed investment strategies to seek to take advantage of market dislocations and potentially increase the income of its portfolios. In periods of low and declining interest rates, as has been the environment over the past several years, issuers can “pre-refund” their debt. As a result, our funds have heightened exposure to these pre-refunded bonds, which tend to be short duration, high quality securities. In addition to generating income at higher than current market rates, they also enhance portfolio liquidity and help reduce volatility.

Several developments affected Puerto Rico bonds over the reporting period. On May 3, 2017, the Puerto Rico federal Oversight Board filed for Title III (bankruptcy) under the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) for Puerto Rico’s central government, and followed with a similar filing for COFINA on May 5, 2017. In doing so, the Oversight Board made the determination that

4. Source: Goldman Sachs Securities Division, Bloomberg.

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Puerto Rico and COFINA each met the requirements for commencing a Title III proceeding, including that good faith efforts to reach a consensual restructuring with creditors were made without having reached an agreement. Judge Laura Taylor Swain, a district court judge in the Southern District of New York, is presiding over the process, and the first hearing was held on May 17, 2017, in San Juan. Legal counsel for Franklin, OppenheimerFunds and First Puerto Rico Funds appeared on their behalf at the May 17th hearing to represent their interests with respect to their COFINA holdings.

On June 30, 2016, President Obama signed PROMESA, a bipartisan congressional effort that created the independent, seven-member Oversight Board. The board, appointed by the House of Representatives, Senate and President Obama, has fiscal oversight over Puerto Rico’s finances for an initial term of five years and its term will expire once Puerto Rico has posted four structurally balanced budgets in a row and is deemed to have “adequate access … at reasonable interest rates” to the capital markets. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards.

Additionally, Title III of PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9 proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9. Title III is available to Puerto Rico and its related issuers only if negotiations under Title VI of PROMESA do not result in consensual agreements with creditors following good faith efforts to reach a consensual restructuring.

On Monday, March 13, 2017, the Oversight Board certified a 10-year Fiscal Plan for Puerto Rico, as required by PROMESA.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds owned by our managed funds and accounts.

After months of negotiation, PREPA and creditors holding more than 70% of its debt signed an Amended and Restated Restructuring Support Agreement (RSA) that would provide, among other things, for a restructuring of some of PREPA’s outstanding debt at 85 cents on the dollar. In our view, the implementation of the RSA would provide the basis for PREPA to provide more reliable and lower-cost service, fund its capital needs for the medium term, help ensure environmental compliance, diversify generation resources to include more natural gas, and provide jobs.

The new RSA sets forth numerous milestones, including approval from the Oversight Board, and is scheduled to expire September 1, 2017, the date on which the exchange is expected to take place.

COFINA, the Spanish name for debt secured by a dedicated portion of the sales and use tax, has through May 2017 made all principal and interest payments on time and in full. Several creditors have alleged that an event of default has occurred which could, under certain circumstances, result in acceleration. Because Judge Swain could not hear the matter prior to June 1, 2017, when a small debt service payment was due, she ordered the payment, which is on deposit with the trustee, be put in escrow for benefit of bondholders until the matter is heard in the next few months.

On July 1, 2016, Puerto Rico defaulted on the entire payment due on its General Obligation (GO) Bonds, making it the first state or territory-level issuer to do so since the Great Depression. The government has continued to default on GO bonds as of this writing; however, Puerto Rico Governor Ricardo Roselló Nevares did authorize the March 1, 2017, debt service payment of $1.4 million.

On November 22, 2016, certain Franklin Tax-Free Income Funds that own COFINA bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of GO hedge fund bondholders and the government, in an effort to uphold the validity of the COFINA bond structure. The motion was granted on February 17, 2017. On April 4, 2017, the First Circuit Court of Appeals, in a related motion, stayed all aspects of the lawsuit until May 1, 2017. The Title III filing discussed above has further stayed this lawsuit and other litigation related to Puerto Rico’s GO and COFINA debt. Franklin, along with several other holders, filed a motion to lift the stay in June 2017.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

State Update

Over the 12 months under review, New York’s robust and well-diversified economy continued to progress amid an improved housing market and favorable labor market conditions. Consumer confidence in the economy and low mortgage rates helped the state’s real estate market reach record sales levels in November 2016. Additionally, New York boasts a significant presence of corporate headquarters and attracts a highly educated and global workforce, which supported job growth during the period. New York’s unemployment rate declined from 4.8% in May 2016 to 4.4% at period-end, slightly above the national average of 4.3%.5

The combination of budget reforms and spending restraint has measurably improved New York’s financial position. Deficits in New York’s general fund, which receives the majority of state taxes and income, were eliminated and turned into operation surpluses used to bolster reserves. The state’s fiscal year 2017 budget proposal limited overall expenditures growth and emphasized structural balance through controlled spending. The proposed budget included investments in health care and Medicaid reform, education and environmental initiatives. Additionally, school aid continued to represent the largest state-supported program. The state has received substantial financial settlements from banks and insurers and has used these funds to support economic development and bolster infrastructure. The remaining windfall from monetary settlements with financial institutions has been set aside primarily for one-time investments and reserves.

New York’s net tax-supported debt was moderately high at 5.3% of personal income and $3,070 per capita, compared with the 2.5% and $1,006 national medians, respectively.6 During the period under review, independent credit rating agency Moody’s Investors Service affirmed its rating of New York’s general obligation debt at Aa1 with a stable outlook.7 Moody’s rating reflected its view of the state’s adequate liquidity, well-funded pension system, growth of formal and informal reserves, and continued control of spending growth. According to Moody’s, these strengths are counterbalanced by revenue volatility stemming from New York’s dependence on the financial services sector and restricted usage of rainy day reserves. Nevertheless, the credit rating agency expects New York to build on its improvements in fiscal management and close its budget gaps.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay close to fully invested to help maximize income distribution.

Portfolio Composition

5/31/17

% of Total Investments*
Refunded**	20.9%
Transportation	19.7%
Tax-Supported	18.9%
Subject to Government Appropriations	10.8%
Utilities	10.5%
Higher Education	5.7%
General Obligation	5.6%
Corporate-Backed	3.0%
Hospital & Health Care	1.9%
Housing	1.6%
Other Revenue	1.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, led us to favor longer term bonds during the reporting period. Consistent with our strategy, we sought to remain close to fully invested in bonds ranging from 20 to 30 years in maturity with good call features. In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. Also, as the alternative minimum tax

5. Source: Bureau of Labor Statistics.

6. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

7. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

(AMT) affects more individuals each year, we held no bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.

The Fund holds a small portion of its assets in Puerto Rico bonds, which decreased in price over the period. The price decline of COFINA bonds, which represent the majority of the Fund’s Puerto Rico exposure, outweighed an increase in price for the PREPA bond in the Fund. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders. Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Performance Summary as of May 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.52%	-3.74%
5-Year	+11.18%	+1.25%
10-Year	+43.88%	+3.25%

Advisor
1-Year	+0.61%	+0.61%
5-Year	+11.81%	+2.26%
10-Year	+45.22%	+3.80%

Share Class	Distribution Rate[3]	Taxable Equivalent Distribution Rate[4]	30-Day Standardized Yield[5]	Taxable Equivalent 30-Day Standardized Yield[4]

A	3.42%	6.99%	1.72%	3.52%
Advisor	3.66%	7.48%	1.90%	3.88%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	5/31/17	5/31/16	Change
A (FNYTX)	$11.20	$11.54	-$0.34
C (FNYIX)	$11.19	$11.52	-$0.33
Advisor (FNYAX)	$11.21	$11.55	-$0.34
Distributions (6/1/16–5/31/17)
Share Class	Net Investment Income
A	$0.3982
C	$0.3343
Advisor	$0.4090
Total Annual Operating Expenses[8]
Share Class
A	0.61%
Advisor	0.51%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/17.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and New York state and City personal income tax rate of 51.07%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 12/1/16	Value 5/31/17	12/1/16–5/31/17[1]	Value 5/31/17	12/1/16–5/31/17[1]	Ratio

A	$1,000	$1,021.50	$3.12	$1,021.84	$3.13	0.62%
C	$1,000	$1,019.60	$5.89	$1,019.10	$5.89	1.17%
Advisor	$1,000	$1,022.90	$2.62	$1,022.34	$2.62	0.52%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	11

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Financial Highlights

	Year Ended May 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.54	$11.58	$11.69	$11.98	$12.09

Income from investment operations[a]:

Net investment income[b]	0.39	0.41	0.43	0.46	0.43

Net realized and unrealized gains (losses)	(0.33)	(0.04)	(0.11)	(0.30)	(0.11)

Total from investment operations	0.06	0.37	0.32	0.16	0.32

Less distributions from net investment income	(0.40)	(0.41)	(0.43)	(0.45)	(0.43)

Net asset value, end of year	$11.20	$11.54	$11.58	$11.69	$11.98

Total return[c]	0.52%	3.30%	2.76%	1.52%	2.65%

Ratios to average net assets

Expenses	0.61%	0.61%	0.61%	0.60%	0.60%

Net investment income	3.45%	3.59%	3.67%	4.03%	3.55%

Supplemental data

Net assets, end of year (000’s)	$3,892,131	$4,131,002	$4,319,062	$4,599,685	$5,532,799

Portfolio turnover rate	17.44%	4.14%	6.54%	4.74%	12.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,
	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.52	$11.57	$11.67	$11.97	$12.07

Income from investment operations[a]:

Net investment income[b]	0.33	0.35	0.36	0.39	0.36

Net realized and unrealized gains (losses)	(0.33)	(0.05)	(0.10)	(0.30)	(0.10)

Total from investment operations	—	0.30	0.26	0.09	0.26

Less distributions from net investment income	(0.33)	(0.35)	(0.36)	(0.39)	(0.36)

Net asset value, end of year	$11.19	$11.52	$11.57	$11.67	$11.97

Total return[c]	0.04%	2.64%	2.28%	0.87%	2.17%

Ratios to average net assets

Expenses	1.16%	1.16%	1.16%	1.15%	1.15%

Net investment income	2.90%	3.04%	3.12%	3.48%	3.00%

Supplemental data

Net assets, end of year (000’s)	$614,981	$665,206	$674,478	$700,352	$963,878

Portfolio turnover rate	17.44%	4.14%	6.54%	4.74%	12.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.55	$11.59	$11.69	$11.99	$12.09

Income from investment operations[a]:

Net investment income[b]	0.40	0.42	0.44	0.47	0.44

Net realized and unrealized gains (losses)	(0.33)	(0.04)	(0.10)	(0.31)	(0.10)

Total from investment operations	0.07	0.38	0.34	0.16	0.34

Less distributions from net investment income	(0.41)	(0.42)	(0.44)	(0.46)	(0.44)

Net asset value, end of year	$11.21	$11.55	$11.59	$11.69	$11.99

Total return	0.61%	3.40%	2.94%	1.53%	2.84%

Ratios to average net assets

Expenses	0.51%	0.51%	0.51%	0.50%	0.50%

Net investment income	3.55%	3.69%	3.77%	4.13%	3.65%

Supplemental data

Net assets, end of year (000’s)	$312,544	$274,034	$271,828	$180,654	$254,797

Portfolio turnover rate	17.44%	4.14%	6.54%	4.74%	12.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Statement of Investments, May 31, 2017

	Principal Amount	Value
Municipal Bonds 98.8%
New York 97.2%
Albany IDA Civic Facility Revenue,
St. Peter’s Hospital Project, Series A, Pre-Refunded, 5.25%, 11/15/27	$5,000,000	$5,097,350
St. Peter’s Hospital Project, Series A, Pre-Refunded, 5.25%, 11/15/32	5,000,000	5,097,350
St. Peter’s Hospital Project, Series E, Pre-Refunded, 5.50%, 11/15/27	1,135,000	1,158,358
St. Peter’s Hospital Project, Series E, Pre-Refunded, 5.25%, 11/15/32	1,150,000	1,172,391
Amherst Development Corp. Student Housing Facility Revenue,
University of Buffalo Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC Insured, 5.00%, 10/01/40	3,000,000	3,309,180
University of Buffalo Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC Insured, 5.00%, 10/01/45	3,800,000	4,181,292
Buffalo and Erie County Industrial Land Development Corp. Revenue,
Buffalo State College Foundation Housing Corp. Project, Series A, 5.375%, 10/01/41	2,035,000	2,288,866
Catholic Health System Inc. Project, 5.25%, 7/01/35	1,000,000	1,137,930
Catholic Health System Inc. Project, 5.00%, 7/01/40	1,000,000	1,103,920
City of New Rochelle Corp. for Local Development Revenue,
Iona College Project, Refunding, Series A, 5.00%, 7/01/40	1,250,000	1,374,375
Iona College Project, Refunding, Series A, 5.00%, 7/01/45	1,425,000	1,560,503
Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17	1,190,000	1,192,987
Dutchess County Local Development Corp. Revenue,
Health Quest Systems Inc. Project, Series B, 5.00%, 7/01/31	10,550,000	12,269,333
Vassar College Project, Refunding, 5.00%, 7/01/42	5,000,000	5,877,900
Vassar College Project, Refunding, 4.00%, 7/01/46	5,715,000	5,980,405
Erie County GO, Sewer District, Series B, NATL Insured, 5.00%, 12/01/35	2,000,000	2,004,780
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/28	8,100,000	9,560,835
Hempstead Town Local Development Corp. Revenue,
Refunding, 5.00%, 7/01/42	1,250,000	1,447,063
Refunding, 5.00%, 7/01/47	5,250,000	6,038,550
Hudson Yards Infrastructure Corp. Revenue,
Hudson Yards, Senior, Fiscal 2007, Series A, 5.00%, 2/15/47	40,000,000	40,117,600
Hudson Yards, Senior, Fiscal 2012, Series A, 5.25%, 2/15/47	35,000,000	39,017,300
Hudson Yards, Series A, AGMC Insured, 5.00%, 2/15/47	15,000,000	15,044,100
Second Indenture, Refunding, Series A, 5.00%, 2/15/42	20,000,000	23,360,600
Second Indenture, Refunding, Series A, 5.00%, 2/15/45	15,000,000	17,479,350
Long Island Power Authority Electric System Revenue,
General, Refunding, Series A, 5.00%, 9/01/42	22,000,000	24,558,160
General, Refunding, Series A, 5.00%, 9/01/44	5,000,000	5,660,000
General, Refunding, Series B, 5.00%, 9/01/36	5,000,000	5,823,400
General, Refunding, Series B, 5.00%, 9/01/41	10,000,000	11,533,200
General, Refunding, Series B, 5.00%, 9/01/46	18,000,000	20,665,980
General, Series A, BHAC Insured, Pre-Refunded, 5.50%, 5/01/33	5,000,000	5,431,550
General, Series A, Pre-Refunded, 6.00%, 5/01/33	42,000,000	46,020,660
Monroe County IDC Revenue,
The Rochester General Hospital Projects, 5.00%, 12/01/46	15,000,000	16,893,600
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/30	3,275,000	3,899,084
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/32	2,000,000	2,366,620
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/37	1,780,000	2,062,539
University of Rochester Project, Series A, 5.00%, 7/01/38	6,350,000	7,242,937
University of Rochester Project, Series B, 5.00%, 7/01/43	5,000,000	5,672,950
MTA Dedicated Tax Fund Revenue,
Climate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/35	6,000,000	7,212,240
Climate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/42	5,000,000	5,925,400
Climate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/47	13,505,000	15,911,321

franklintempleton.com	Annual Report	15

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
MTA Dedicated Tax Fund Revenue, (continued)
Green Bonds, Refunding, Series B, Subseries B-1, 5.00%, 11/15/46	$25,000,000	$29,152,500
Green Bonds, Refunding, Series B, Subseries B-2, 5.00%, 11/15/39	4,775,000	5,606,805
Green Bonds, Series A, 5.00%, 11/15/47	30,375,000	35,564,569
Series A, Pre-Refunded, 5.50%, 11/15/39	20,815,000	22,195,243
Series A, Pre-Refunded, 5.50%, 11/15/39	2,030,000	2,166,132
Series B, Pre-Refunded, 5.00%, 11/15/34	63,750,000	69,957,337
MTA Revenue,
Transportation, Green Bonds, Refunding, Series A, Subseries A-1, 5.00%, 11/15/51	2,505,000	2,865,745
Transportation, Green Bonds, Series A, Subseries A-1, 5.00%, 11/15/41	6,000,000	6,935,160
Transportation, Refunding, Series B, 5.00%, 11/15/34	10,210,000	12,081,187
Transportation, Refunding, Series C, Subseries C-1, 5.00%, 11/15/39	2,440,000	2,847,456
Transportation, Refunding, Series C, Subseries C-2a, 4.00%, 11/15/38	10,000,000	10,563,900
Transportation, Refunding, Series D, 5.00%, 11/15/31	6,215,000	7,468,441
Transportation, Refunding, Series D, 5.25%, 11/15/40	21,500,000	24,096,340
Transportation, Refunding, Series D, Subseries D-1, 5.00%, 11/15/34	5,000,000	5,850,750
Transportation, Refunding, Series D, Subseries D-1, 5.00%, 11/15/35	5,000,000	5,830,250
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	7,460,000	9,239,881
Transportation, Series A, Pre-Refunded, 5.00%, 11/15/37	39,950,000	40,692,670
Transportation, Series A, Pre-Refunded, 5.00%, 11/15/37	8,050,000	8,197,798
Transportation, Series A, Subseries A-1, 5.00%, 11/15/45	10,000,000	11,411,800
Transportation, Series B, 5.00%, 11/15/38	11,320,000	12,807,222
Transportation, Series B, 5.00%, 11/15/43	10,670,000	12,003,003
Transportation, Series B, Pre-Refunded, 5.00%, 11/15/37	25,000,000	25,470,500
Transportation, Series C, 6.50%, 11/15/28	2,825,000	3,045,124
Transportation, Series C, 5.00%, 11/15/38	10,000,000	11,313,800
Transportation, Series C, 5.00%, 11/15/42	10,000,000	11,261,000
Transportation, Series C, 5.00%, 11/15/47	16,125,000	18,034,200
Transportation, Series C, Pre-Refunded, 6.50%, 11/15/28	12,175,000	13,165,923
Nassau County GO,
General Improvement, Refunding, Series C, Assured Guaranty, 5.00%, 10/01/30	270,000	292,062
General Improvement, Refunding, Series C, Assured Guaranty, 5.00%, 10/01/31	285,000	307,609
General Improvement, Refunding, Series C, Assured Guaranty, 5.125%, 10/01/35	1,275,000	1,377,026
General Improvement, Refunding, Series C, Assured Guaranty, 5.25%, 10/01/39	1,320,000	1,426,854
General Improvement, Series C, AGMC Insured, 5.00%, 4/01/43	26,665,000	29,659,213
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/30	5,465,000	5,964,173
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/31	5,740,000	6,264,292
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.125%, 10/01/35	25,935,000	28,378,077
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/39	26,870,000	29,478,002
Sewer and Storm Water Resources District, Series D, Assured Guaranty, 5.25%, 10/01/39	7,620,000	8,236,839
Nassau County Sewer and Storm Water Finance Authority System Revenue, Series A, BHAC Insured, Pre-Refunded, 5.375%, 11/01/28	2,000,000	2,124,120
New York City Educational Construction Fund Revenue,
Series A, 5.75%, 4/01/41	20,000,000	23,089,200
Series A, BHAC Insured, 5.00%, 4/01/37	19,750,000	19,799,770
New York City GO,
Citysavers, Series B, zero cpn., 6/01/17	1,107,250	1,107,250
Citysavers, Series B, zero cpn., 12/01/17	1,107,250	1,102,511
Citysavers, Series B, zero cpn., 6/01/18	1,107,250	1,096,709
Citysavers, Series B, zero cpn., 12/01/18	1,080,375	1,063,813
Citysavers, Series B, zero cpn., 6/01/19	1,107,250	1,077,376
Citysavers, Series B, zero cpn., 12/01/19	1,107,250	1,067,876

16	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Citysavers, Series B, zero cpn., 6/01/20	$10,000,000	$9,583,100
Fiscal 2002, Series D, 5.50%, 6/01/24	145,000	145,505
Fiscal 2009, Series J, Subseries J-1, 5.00%, 5/15/33	19,500,000	20,904,195
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/25	7,575,000	8,212,663
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/26	2,190,000	2,372,887
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/26	11,000,000	12,956,790
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/27	10,000,000	11,746,300
Fiscal 2013, Series A, Subseries A-1, 5.00%, 10/01/29	7,355,000	8,621,678
Fiscal 2014, Refunding, Series J, 5.00%, 8/01/32	10,000,000	11,851,400
Fiscal 2014, Series A, Subseries A-1, 4.00%, 8/01/39	10,000,000	10,654,800
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/29	20,640,000	24,626,616
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/31	10,000,000	11,808,100
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/32	4,000,000	4,698,800
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/33	3,000,000	3,508,140
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/34	1,500,000	1,747,260
Fiscal 2017, Refunding, Series B, Subseries B-1, 5.00%, 12/01/41	7,000,000	8,192,800
Refunding, Series C, 5.00%, 8/01/32	5,000,000	5,933,100
Refunding, Series D, 5.125%, 8/01/19	10,000	10,030
Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22	10,000	10,031
Series E, Subseries E-1, 6.00%, 10/15/23	3,245,000	3,467,867
Series E, Subseries E-1, 6.25%, 10/15/28	260,000	278,736
Series E, Subseries E-1, Pre-Refunded, 6.00%, 10/15/23	3,755,000	4,012,893
Series E, Subseries E-1, Pre-Refunded, 6.25%, 10/15/28	9,740,000	10,441,864
Series I, Subseries I-1, 5.375%, 4/01/36	5,050,000	5,435,467
Series I, Subseries I-1, Pre-Refunded, 5.375%, 4/01/36	12,450,000	13,452,225
Subseries D-1, 5.125%, 12/01/28	4,140,000	4,224,497
Subseries D-1, Pre-Refunded, 5.125%, 12/01/28	6,090,000	6,218,255
New York City HDC,
MFHR, Series A-1, 4.80%, 11/01/35	5,610,000	6,044,326
MFHR, Series C-1, 5.25%, 11/01/29	6,110,000	6,538,128
MFHR, Series C-1, 5.50%, 11/01/34	3,000,000	3,218,100
MFHR, Series C-1, 5.55%, 11/01/39	3,300,000	3,541,032
MFHR, Series C-1, 5.70%, 11/01/46	12,500,000	13,434,625
New York City IDAR, Yankee Stadium Project, Pilot, Assured Guaranty, 7.00%, 3/01/49	19,000,000	20,904,180
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Fiscal 2008, Refunding, Series A, 5.00%, 6/15/38	49,150,000	49,272,875
Fiscal 2008, Refunding, Series A, 5.00%, 6/15/38	2,850,000	2,853,306
Fiscal 2009, Series A, 5.75%, 6/15/40	5,100,000	5,349,747
Fiscal 2009, Series A, Pre-Refunded, 5.75%, 6/15/40	1,450,000	1,521,935
Second General Resolution, Fiscal 2008, Refunding, Series AA, 5.00%, 6/15/37	15,860,000	15,878,715
Second General Resolution, Fiscal 2009, Refunding, Series GG-1, 5.00%, 6/15/39	33,115,000	35,517,824
Second General Resolution, Fiscal 2011, Refunding, Series EE, 5.375%, 6/15/43	39,150,000	44,387,095
Second General Resolution, Fiscal 2013, Series BB, 5.00%, 6/15/47	15,000,000	16,875,300
Second General Resolution, Fiscal 2017, Refunding, Series AA, 4.00%, 6/15/46	24,290,000	25,772,176
Second General Resolution, Fiscal 2017, Refunding, Series DD, 5.00%, 6/15/47	33,800,000	39,487,864
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2007, Series S-1, NATL Insured, 5.00%, 7/15/31	8,200,000	8,224,190
Fiscal 2007, Series S-2, NATL Insured, 5.00%, 1/15/37	22,000,000	22,064,240
Fiscal 2008, Refunding, Series S-1, 5.00%, 1/15/34	75,000,000	76,715,250
Fiscal 2008, Series S-1, 5.00%, 1/15/27	10,000,000	10,242,400
Fiscal 2009, Series S-1, 5.75%, 7/15/38	30,000,000	31,570,200

franklintempleton.com	Annual Report	17

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority Building Aid Revenue, (continued)
Fiscal 2009, Series S-2, 6.00%, 7/15/38	$50,000,000	$52,755,000
Fiscal 2009, Series S-3, 5.25%, 1/15/39	29,485,000	31,320,736
Fiscal 2009, Series S-4, 5.75%, 1/15/39	30,000,000	32,231,400
Fiscal 2009, Series S-5, 5.25%, 1/15/39	31,730,000	33,705,510
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, 5.00%, 5/01/34	740,000	791,793
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, 5.00%, 5/01/38	20,000,000	21,360,600
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, Pre-Refunded, 5.00%, 5/01/34	19,260,000	20,740,901
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/39.	17,250,000	19,174,065
Future Tax Secured, Subordinate, Fiscal 2012, Series E, Subseries E-1, 5.00%, 2/01/37	10,000,000	11,427,500
Future Tax Secured, Subordinate, Fiscal 2013, Series F, Subseries F-1, 5.00%, 2/01/34	5,000,000	5,804,000
Future Tax Secured, Subordinate, Fiscal 2013, Series F, Subseries F-1, 5.00%, 2/01/36	8,250,000	9,476,610
Future Tax Secured, Subordinate, Fiscal 2013, Series I, 5.00%, 5/01/42	45,000,000	51,034,050
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/38	17,000,000	19,455,820
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/39	24,135,000	27,589,925
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/40	18,300,000	20,871,699
Future Tax Secured, Subordinate, Fiscal 2015, Series A, Subseries A-1, 5.00%, 8/01/34	5,115,000	5,966,136
Future Tax Secured, Subordinate, Fiscal 2015, Series B, Subseries B-1, 5.00%, 8/01/34	5,000,000	5,832,000
Future Tax Secured, Subordinate, Fiscal 2015, Series E, Subseries E-1, 5.00%, 2/01/34	10,000,000	11,678,600
Future Tax Secured, Subordinate, Fiscal 2015, Series E, Subseries E-1, 5.00%, 2/01/35	10,000,000	11,640,900
Future Tax Secured, Subordinate, Fiscal 2017, Refunding, Series C, 5.00%, 11/01/33	6,500,000	7,822,945
Future Tax Secured, Subordinate, Fiscal 2017, Series A, Subseries A-1, 5.00%, 5/01/40	13,415,000	15,623,243
Future Tax Secured, Subordinate, Fiscal 2017, Series B, Subseries B-1, 5.00%, 8/01/38	10,000,000	11,712,700
New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Port Authority Consolidated, Secured, 5.25%, 12/15/43	50,000,000	57,444,500
Second Priority, Bank of America Tower at One Bryant Park Project, Class 2, Refunding, 5.625%, 7/15/47	17,500,000	19,388,950
Seven World Trade Center Project, Refunding, 5.00%, 9/15/40	18,000,000	20,625,120
New York Liberty Development Corp. Revenue,
Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	86,360,000	109,097,724
Goldman Sachs Headquarters Issue, 5.50%, 10/01/37	27,000,000	35,082,720
New York State Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, senior lien,
Series A, 5.00%, 11/15/46	5,000,000	5,808,150
New York State Dormitory Authority Lease Revenues, Delaware Chenango Madison Otsego Board of
Cooperative Education Services, XLCA Insured, Pre-Refunded, 5.00%, 8/15/27	10,000,000	10,081,900
New York State Dormitory Authority Revenues,
853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19	530,000	531,585
Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/39	7,250,000	7,852,620
Lease, Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/28	4,000,000	4,658,520
Mental Health Services Facilities Improvement, Refunding, Series A, 5.00%, 8/15/22	5,740,000	6,431,096
Non-State Supported Debt, Albany Public Library, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/37	10,720,000	10,753,125
Non-State Supported Debt, Brooklyn Law School, Refunding, 5.75%, 7/01/33	3,750,000	4,041,938
Non-State Supported Debt, Columbia University, Series A-2, 5.00%, 10/01/46	10,000,000	13,594,400
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/34	10,000,000	10,777,500
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39	22,000,000	23,663,420
Non-State Supported Debt, Educational Housing Services, CUNY Student Housing Project, AMBAC Insured, 5.25%, 7/01/30	5,150,000	6,248,753
Non-State Supported Debt, Fashion Institute of Technology Student Housing Corp., NATL Insured, 5.25%, 7/01/34	13,220,000	15,721,753

18	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/33	$11,000,000	$11,486,200
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,221,000
Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%, 7/01/27	1,500,000	1,504,350
Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/27	2,500,000	2,508,100
Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, Pre-Refunded, 5.125%, 7/01/37	3,000,000	3,009,450
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, 6.25%, 8/15/34	3,705,000	4,150,230
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, 6.00%, 8/15/38	3,250,000	3,611,563
Non-State Supported Debt, Mortgage Hospital, Montefiore Medical Center, FHA Insured, 5.00%, 8/01/24	2,500,000	2,548,700
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, NATL Insured, Pre-Refunded, 5.00%, 7/01/35	10,000,000	10,030,600
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series 2, Sub Series 2-4, 5.00%, 1/15/27	5,000,000	5,112,150
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series 2, Sub Series 2-4, 5.00%, 1/15/28	5,000,000	5,110,600
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding, Series 2, Sub Series 2-5, 5.00%, 1/15/32	20,000,000	20,425,200
Non-State Supported Debt, The New School, AGMC Insured, Pre-Refunded, 5.50%, 7/01/43	13,000,000	14,731,600
Non-State Supported Debt, The New School, Pre-Refunded, 5.50%, 7/01/40	10,000,000	11,332,000
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/40	5,500,000	6,257,955
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/45	8,500,000	9,632,370
[a]Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/38	5,000,000	5,935,350
[a]Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/40	6,745,000	7,980,886
[a]Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/43	3,000,000	3,529,590
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/45	5,000,000	5,770,200
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/37	7,000,000	8,022,560
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/42	10,000,000	11,372,800
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/26	5,475,000	5,491,754
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/27	5,470,000	5,486,738
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,015,300
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/37	10,000,000	10,030,600
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/38	27,800,000	29,028,760
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/39	20,000,000	21,662,400
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.00%, 7/01/38	26,995,000	28,188,179
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.00%, 7/01/39	19,650,000	21,283,308
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.25%, 7/01/48	49,665,000	51,992,302
Non-State Supported Debt, New York University, Series C, Pre-Refunded, 5.00%, 7/01/38	25,000,000	26,105,000
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/22	2,300,000	2,459,183
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/36	11,000,000	12,596,100
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/21	3,090,000	3,305,682

franklintempleton.com	Annual Report	19

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/23	$2,150,000	$2,296,265
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.50%, 5/01/33	3,000,000	3,211,650
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series A, Pre- Refunded, 5.25%, 5/01/30	8,750,000	9,464,000
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series A, Pre- Refunded, 5.50%, 5/01/30	3,000,000	3,258,930
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series A, Pre- Refunded, 5.50%, 5/01/37	13,000,000	14,122,030
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series B, 5.00%, 5/01/39.	10,000,000	10,901,000
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series E, Pre- Refunded, 5.00%, 5/01/21	2,500,000	2,692,225
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/27	2,025,000	2,403,189
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/30	1,000,000	1,166,760
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/32	1,000,000	1,156,910
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/34	7,250,000	8,316,837
Non-State Supported Debt, NYU Hospitals Center, Series A, Pre-Refunded, 6.00%, 7/01/40	4,500,000	5,167,215
Non-State Supported Debt, Pratt Institute, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/29	3,775,000	4,084,701
Non-State Supported Debt, Residential Institutions for Children, 5.00%, 6/01/38	5,000,000	5,179,650
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,425,000	2,546,129
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series C, Assured Guaranty, 5.00%, 10/01/31	45,000	48,559
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series C, Assured Guaranty, 5.125%, 10/01/36	60,000	64,744
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/21	5,000,000	5,634,350
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/22	7,145,000	8,038,982
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, 5.00%, 10/01/24	12,730,000	14,309,538
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	5,220,000	5,503,446
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.625%, 10/01/29	300,000	330,015
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/29	2,700,000	2,991,843
Non-State Supported Debt, School Districts, Financing Program, Series C, AGMC Insured, Pre-Refunded, 5.00%, 10/01/32	5,000,000	5,067,550
Non-State Supported Debt, School Districts, Financing Program, Series C, AGMC Insured, Pre-Refunded, 5.00%, 10/01/37	6,550,000	6,638,491
Non-State Supported Debt, School Districts, Financing Program, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/31	3,955,000	4,325,821
Non-State Supported Debt, School Districts, Financing Program, Series C, Assured Guaranty, Pre-Refunded, 5.125%, 10/01/36	4,940,000	5,417,303
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/26	2,400,000	2,882,712
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/29	1,375,000	1,619,338
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/30	1,675,000	1,963,318

20	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/31	$3,700,000	$4,319,306
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/34	2,000,000	2,303,400
Non-State Supported Debt, State University Facilities, Refunding, Series A, 5.00%, 7/01/38	5,000,000	5,700,100
Non-State Supported Debt, State University Facilities, Refunding, Series A, 5.00%, 7/01/43	4,150,000	4,673,772
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/35	2,000,000	2,383,800
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/36	1,500,000	1,779,165
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/37	2,000,000	2,374,140
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/38	1,000,000	1,181,310
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/42	3,750,000	4,404,863
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/46	4,000,000	4,668,200
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/26	6,105,000	7,146,452
Non-State Supported Debt, University of Rochester, Series A, 5.125%, 7/01/39	1,485,000	1,595,677
Non-State Supported Debt, University of Rochester, Series A, Pre-Refunded, 5.125%, 7/01/39	9,015,000	9,787,405
Non-State Supported Debt, Vassar College, 5.00%, 7/01/49	11,000,000	11,964,700
Secondarily Insured, Lease, State University, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,015,300
Secondarily Insured, State University Educational Facilities, Third General Resolution, Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22	5,000,000	5,983,900
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding, Series A, 5.00%, 7/01/37	25,000,000	28,201,000
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding, Series A, 5.00%, 7/01/42	15,000,000	16,783,350
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/33	14,210,000	14,838,082
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/38	10,785,000	11,261,697
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/32	2,190,000	2,195,782
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/33	645,000	674,128
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, 5.00%, 2/15/38	1,420,000	1,481,699
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/33	8,360,000	8,776,495
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/38	20,840,000	21,878,248
State Supported Debt, Mental Health Services Facilities Improvement, Series B, 5.00%, 2/15/33	4,990,000	5,005,768
State Supported Debt, Mental Health Services Facilities Improvement, Series B, AGMC Insured, 5.00%, 2/15/33	990,000	1,034,708
State Supported Debt, Mental Health Services Facilities Improvement, Series B, AGMC Insured, Pre-Refunded, 5.00%, 2/15/33	3,285,000	3,448,659
State Supported Debt, Upstate Community Colleges, Series C, 6.00%, 7/01/31	20,000,000	21,546,000
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/29	3,000,000	3,489,210
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/30	1,000,000	1,161,010

franklintempleton.com	Annual Report	21

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Sales Tax Revenue,
Series A, 5.00%, 3/15/34	$10,000,000	$11,985,000
Series A, 5.00%, 3/15/35	28,445,000	33,961,908
Series A, 5.00%, 3/15/36	51,550,000	61,360,996
Series B, 5.00%, 3/15/40	12,640,000	14,752,523
Series B, 5.00%, 3/15/41	10,520,000	12,269,686
State Supported Debt, Series A, 5.00%, 3/15/30	10,000,000	11,767,600
State Supported Debt, Series A, 5.00%, 3/15/31	15,685,000	18,425,013
State Supported Debt, Series A, 5.00%, 3/15/43	16,675,000	18,875,433
State Supported Debt, Series A, 5.00%, 3/15/44	37,250,000	42,399,067
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Refunding, Series C, 5.75%, 3/15/32	29,870,000	32,330,093
Education, Series A, 5.00%, 3/15/38	5,000,000	5,315,750
Education, Series C, Pre-Refunded, 5.75%, 3/15/32	230,000	249,412
General Purpose, Refunding, Series A, 5.00%, 3/15/31	5,000,000	5,924,950
General Purpose, Series B, 5.00%, 3/15/37	6,915,000	7,835,317
General Purpose, Series C, 5.00%, 3/15/34	10,000,000	11,245,300
Series A, 5.00%, 2/15/34	16,510,000	17,538,738
Series A, 5.00%, 2/15/39	20,685,000	21,930,858
Series A, 5.00%, 2/15/39	10,000,000	11,719,000
Series A, 5.00%, 2/15/41	4,000,000	4,673,520
Series A, 5.00%, 2/15/42	11,950,000	13,951,625
Series A, 5.00%, 2/15/43	26,035,000	30,350,041
Series A, Pre-Refunded, 5.00%, 2/15/34	15,000	16,021
Series A, Pre-Refunded, 5.00%, 2/15/39	20,000	21,361
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
NYC Municipal Water Finance Authority Project, Subordinated, Refunding, Series A, 5.00%, 6/15/46	15,000,000	17,882,100
Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution, Subordinated SRF, Refunding, Series A, 5.00%, 6/15/31	5,000,000	5,932,050
Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution, Subordinated SRF, Refunding, Series B, 5.00%, 6/15/33	6,510,000	6,765,322
Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution, Subordinated SRF, Refunding, Series B, 5.00%, 6/15/37	8,010,000	8,314,941
Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution, Subordinated SRF, Series A, 5.125%, 6/15/38	35,000,000	37,619,400
New York State GO, Series A, 5.00%, 2/15/39	6,000,000	6,361,380
New York State HFA State Personal Income Tax Revenue,
Economic Development and Housing, Series A, Pre-Refunded, 5.00%, 3/15/34	10,000,000	10,116,700
Economic Development and Housing, Series A, Pre-Refunded, 5.00%, 3/15/38	15,000,000	15,175,050
New York State HFAR,
Affordable Housing, Series B, 4.50%, 11/01/29	1,500,000	1,561,005
Affordable Housing, Series B, 4.85%, 11/01/41	8,500,000	8,828,185
Children’s Rescue Fund Housing, Series A, 7.625%, 5/01/18	345,000	346,766
Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.125%, 11/01/20	70,000	70,287
New York State Power Authority Revenue, Series A, NATL Insured, 5.00%, 11/15/47	10,000,000	10,179,100
New York State Thruway Authority General Junior Indebtedness Obligations Revenue, junior lien, Series A, 5.00%, 1/01/46	25,000,000	28,390,000
New York State Thruway Authority General Revenue,
Refunding, Series H, AGMC Insured, 5.00%, 1/01/32	10,000,000	10,217,700
Refunding, Series H, NATL Insured, 5.00%, 1/01/37	54,810,000	55,920,451
Refunding, Series I, 5.00%, 1/01/37	21,250,000	23,893,287
Series H, AGMC Insured, 5.00%, 1/01/37	10,000,000	10,209,000

22	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority General Revenue, (continued)
Series I, 5.00%, 1/01/42	$45,000,000	$50,016,600
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Refunding, Series A, 5.00%, 4/01/29	10,000,000	11,576,700
Series A, 5.00%, 4/01/27	27,000,000	31,352,400
Series A, 5.00%, 4/01/28	11,600,000	13,446,488
Series A, 5.00%, 4/01/30	9,000,000	10,391,850
Series A, 5.00%, 4/01/31	10,250,000	11,819,685
Series A, 5.00%, 4/01/32	11,100,000	12,783,204
New York State Urban Development Corp. Revenue,
Empire State Development Corp., Refunding, Series D, 5.625%, 1/01/28	3,780,000	4,065,617
Empire State Development Corp., Series B, 5.00%, 1/01/26	8,830,000	9,206,688
Empire State Development Corp., Series B, 5.00%, 1/01/27	7,730,000	8,058,912
Empire State Development Corp., Series B, 5.00%, 1/01/28	5,460,000	5,690,521
State Personal Income Tax, General Purpose, Refunding, Series A, 5.00%, 3/15/38	15,000,000	17,678,550
State Personal Income Tax, Series A-1, Pre-Refunded, 5.00%, 12/15/27	5,000,000	5,110,786
State Personal Income Tax, State Facilities and Equipment, Series B-1, Pre-Refunded, 5.00%, 3/15/36.	10,000,000	10,730,600
Niagara Falls Public Improvement GO, NATL Insured, 6.85%, 3/01/19	5,000	5,018
Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project, XLCA Insured, 5.00%, 12/15/30	1,805,000	1,810,361
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	30,000,000	30,242,700
Consolidated, One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	74,235,000	74,835,561
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/34	25,000,000	27,210,750
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/35	29,000,000	31,543,300
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/39	25,000,000	27,143,500
Consolidated, Refunding, Two Hundred Third Series, 5.00%, 10/15/47	10,000,000	11,714,600
Rockland County IDA Civic Facility Revenue,
Nyack Library Project, Series A, AMBAC Insured, 5.00%, 12/01/32	2,000,000	2,022,580
Nyack Library Project, Series A, AMBAC Insured, 5.00%, 12/01/37	3,320,000	3,352,934
Sales Tax Asset Receivable Corp. Revenue,
Sales Tax Asset, Fiscal 2015, Refunding, Series A, 5.00%, 10/15/27	32,000,000	39,078,720
Sales Tax Asset, Fiscal 2015, Refunding, Series A, 5.00%, 10/15/30	4,900,000	5,890,290
Saratoga County Water Authority Revenue, Water System, Pre-Refunded, 5.00%, 9/01/48	7,225,000	7,592,753
Schenectady County Capital Resource Corp. Revenue,
Union College Project, Refunding, 5.00%, 1/01/40	2,600,000	3,022,786
Union College Project, Refunding, 5.00%, 1/01/47	6,590,000	7,631,879
Triborough Bridge and Tunnel Authority Revenues,
General, MTA Bridges and Tunnels, Series A, Pre-Refunded, 5.00%, 11/15/24	6,965,000	7,094,479
General, MTA Bridges and Tunnels, Series B, 5.00%, 11/15/45	5,000,000	5,773,250
General, MTA Bridges and Tunnels, Series C, 5.00%, 11/15/38	5,000,000	5,764,000
General, Refunding, Series C, 5.00%, 11/15/33	12,190,000	12,842,287
General, Refunding, Series C, 5.00%, 11/15/38	7,080,000	7,448,372
General, Series A-2, 5.25%, 11/15/34	6,180,000	6,570,452
General, Series A-2, Pre-Refunded, 5.25%, 11/15/34	3,820,000	4,059,629
General, Series C, Pre-Refunded, 5.00%, 11/15/33	19,650,000	20,812,297
General, Series C, Pre-Refunded, 5.00%, 11/15/38	11,295,000	11,963,099
General Purpose, Series B, NATL Insured, Pre-Refunded, 5.20%, 1/01/27	5,110,000	6,026,683
General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27	15,000,000	17,690,850
General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	32,185,000	37,632,633
Refunding, Series B, 5.00%, 11/15/36	21,080,000	25,101,010

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Triborough Bridge and Tunnel Authority Revenues, (continued)
Refunding, Series B, 5.00%, 11/15/37	$18,190,000	$21,590,257
Refunding, Series B, 5.00%, 11/15/38	8,055,000	9,530,032
Series A, 5.00%, 11/15/38	3,000,000	3,549,360
Series A, 5.00%, 11/15/42	5,750,000	6,770,280
Series A, 5.00%, 11/15/47	13,000,000	15,269,930
Subordinate, Series D, 5.00%, 11/15/31	18,810,000	19,788,684
Subordinate, Series D, Pre-Refunded, 5.00%, 11/15/31	30,145,000	31,928,077
Troy Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute Project, Series A, 5.125%, 9/01/40	42,500,000	46,197,500
Utility Debt Securitization Authority Revenue,
Restructuring, Refunding, 5.00%, 12/15/34	9,950,000	11,866,569
Restructuring, Refunding, Series A, 5.00%, 12/15/34	33,870,000	40,463,473
Restructuring, Refunding, Series A, 5.00%, 12/15/35	20,000,000	23,787,000
Restructuring, Refunding, Series B, 5.00%, 12/15/33	5,750,000	6,894,940
Western Nassau County Water Authority Water System Revenue,
Series A, 5.00%, 4/01/40	1,400,000	1,590,736
Series A, 5.00%, 4/01/45	2,250,000	2,538,158

		4,682,880,774

U.S. Territories 1.6%
Puerto Rico 1.6%
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	32,250,000	22,333,125
[b]Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 5.75%, 8/01/37	15,000,000	4,012,500
First Subordinate, Series A, 5.50%, 8/01/42	50,000,000	13,375,000
First Subordinate, Series A, 6.00%, 8/01/42	90,000,000	24,075,000
First Subordinate, Series A, 6.50%, 8/01/44	10,000,000	2,700,000
First Subordinate, Series C, 5.50%, 8/01/40	35,000,000	9,362,500

		75,858,125

Total Municipal Bonds before Short Term Investments (Cost $4,639,033,802)		4,758,738,899

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Short Term Investments 0.2%
Municipal Bonds 0.2%
New York 0.2%
[c]New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-4, SPA Bank of Montreal, Daily VRDN and Put, 0.83%, 6/15/49	$500,000	$500,000
[c]New York City Transitional Finance Authority Revenue,
Future Tax Secured, Series C, LOC Morgan Stanley Bank, Daily VRDN and Put, 0.79%, 5/01/28	3,100,000	3,100,000
Future Tax Secured, Subordinate, Fiscal 2015, Subseries E-4, SPA Bank of America, Daily VRDN and Put, 0.79%, 2/01/45	7,000,000	7,000,000

Total Short Term Investments (Cost $10,600,000)		10,600,000

Total Investments (Cost $4,649,633,802) 99.0%		4,769,338,899
Other Assets, less Liabilities 1.0%		50,317,140

Net Assets 100.0%		$4,819,656,039

See Abbreviations on page 35.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 6 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities

May 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,649,633,802

Value - Unaffiliated issuers	$4,769,338,899
Cash	94,949
Receivables:
Investment securities sold	16,966,850
Capital shares sold	2,613,769
Interest	55,373,632
Other assets	3,605

Total assets	4,844,391,704

Liabilities:
Payables:
Investment securities purchased	17,098,614
Capital shares redeemed	4,541,879
Management fees	1,828,514
Distribution fees	663,192
Transfer agent fees	372,600
Accrued expenses and other liabilities.	230,866

Total liabilities	24,735,665

Net assets, at value	$4,819,656,039

Net assets consist of:
Paid-in capital	$4,871,285,002
Undistributed net investment income	3,598,485
Net unrealized appreciation (depreciation)	119,705,097
Accumulated net realized gain (loss)	(174,932,545)

Net assets, at value	$4,819,656,039

Class A:
Net assets, at value	$3,892,131,156

Shares outstanding.	347,429,072

Net asset value per share[a]	$11.20

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.70

Class C:
Net assets, at value	$614,981,241

Shares outstanding.	54,963,392

Net asset value and maximum offering price per share[a]	$11.19

Advisor Class:
Net assets, at value	$312,543,642

Shares outstanding.	27,882,828

Net asset value and maximum offering price per share	$11.21

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2017

Investment income:
Interest	$202,786,936

Expenses:
Management fees (Note 3a)	22,653,471
Distribution fees: (Note 3c)
Class A	3,900,192
Class C	4,263,854
Transfer agent fees: (Note 3e)
Class A	1,643,957
Class C	267,618
Advisor Class	118,030
Custodian fees	41,449
Reports to shareholders	148,454
Registration and filing fees.	44,124
Professional fees	392,434
Trustees’ fees and expenses	85,336
Other	207,197

Total expenses	33,766,116

Net investment income	169,020,820

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(13,281,510)
Net change in unrealized appreciation (depreciation) on investments	(134,438,285)

Net realized and unrealized gain (loss)	(147,719,795)

Net increase (decrease) in net assets resulting from operations	$21,301,025

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended May 31,
	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$169,020,820	$180,012,822
Net realized gain (loss)	(13,281,510)	1,203,141
Net change in unrealized appreciation (depreciation)	(134,438,285)	(21,245,206)

Net increase (decrease) in net assets resulting from operations	21,301,025	159,970,757

Distributions to shareholders from:
Net investment income:
Class A	(141,705,422)	(150,390,793)
Class C	(19,377,752)	(19,989,044)
Advisor Class	(10,361,740)	(9,781,804)

Total distributions to shareholders	(171,444,914)	(180,161,641)

Capital share transactions: (Note 2)
Class A	(117,487,814)	(171,513,592)
Class C	(30,088,960)	(6,680,297)
Advisor Class	47,134,677	3,258,756

Total capital share transactions	(100,442,097)	(174,935,133)

Net increase (decrease) in net assets	(250,585,986)	(195,126,017)
Net assets:
Beginning of year	5,070,242,025	5,265,368,042

End of year	$4,819,656,039	$5,070,242,025

Undistributed net investment income included in net assets:
End of year	$3,598,485	$6,326,628

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies (continued)

c. Income Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At May 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	27,505,272	$311,889,210	20,609,611	$236,981,304
Shares issued in reinvestment of distributions	10,263,043	116,424,875	10,611,911	121,814,794
Shares redeemed	(48,335,424)	(545,801,899)	(46,145,086)	(530,309,690)

Net increase (decrease)	(10,567,109)	$(117,487,814)	(14,923,564)	$(171,513,592)

Class C Shares:
Shares sold	6,878,950	$78,399,723	6,139,381	$70,544,894
Shares issued in reinvestment of distributions	1,488,931	16,876,140	1,496,672	17,165,757
Shares redeemed	(11,126,862)	(125,364,823)	(8,221,555)	(94,390,948)

Net increase (decrease)	(2,758,981)	$(30,088,960)	(585,502)	$(6,680,297)

Advisor Class Shares:
Shares sold	11,511,857	$130,144,607	6,295,781	$72,490,149
Shares issued in reinvestment of distributions	788,760	8,943,467	698,742	8,025,506
Shares redeemed	(8,153,445)	(91,953,397)	(6,717,766)	(77,256,899)

Net increase (decrease)	4,147,172	$47,134,677	276,757	$3,258,756

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended May 31, 2017, the effective investment management fee rate was 0.454% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$546,210
CDSC retained	$74,562

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2017, the Fund paid transfer agent fees of $2,029,605, of which $809,439 was retained by Investor Services.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended May 31, 2017, the purchase and sale transactions aggregated $161,130,000 and $109,200,000, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$7,152,557
Capital loss carryforwards not subject to expiration:
Short term	64,287,659
Long term	95,594,247

Total capital loss carryforwards	$167,034,463

On May 31, 2017, the Fund had expired capital loss carryforwards of $7,626,443, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from tax exempt income	$171,444,914	$180,161,641

At May 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments.	$4,657,404,247

Unrealized appreciation	$277,369,933
Unrealized depreciation	(165,435,281)

Net unrealized appreciation (depreciation)	$111,934,652

Distributable earnings - undistributed tax exempt income	$3,470,845

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2017, aggregated $967,526,934 and $818,111,075, respectively.

6. Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2017, the aggregate value of these securities was $53,525,000, representing 1.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2017, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At May 31, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
FHA	Federal Housing Authority/Agency
FICO	Financing Corp.
GO	General Obligation
HDC	Housing Development Corp.
HFA	Housing Finance Authority/Agency
HFAR	Housing Finance Authority Revenue

IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDC	Industrial Development Corp.
LOC	Letter of Credit
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
NATL	National Public Financial Guarantee Corp.
SPA	Standby Purchase Agreement
SRF	State Revolving Fund
XLCA	XL Capital Assurance

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Franklin New York Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin New York Tax-Free Income Fund (the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2017

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2017. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	140	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	156	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee and Vice President since 1983	140	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton

Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN NEW YORK TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional New York municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and 10-year periods was above the median of its Performance Universe, but for the three- and five-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and five other New York municipal debt funds. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not

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SHAREHOLDER INFORMATION

excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin New York Tax-Free Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	115 A 07/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $49,054 for the fiscal year ended May 31, 2017 and $50,474 for the fiscal year ended May 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2017 and $1,856 for the fiscal year ended May 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended May 31, 2017 and $663,151 for the fiscal year ended May 31, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended May 31, 2017 and $665,007 for the fiscal year ended May 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date July 27, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date July 27, 2017